UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – September 12, 2025

COOPER-STANDARD HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36127	20-1945088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40300 Traditions Drive,	Northville	Michigan	48168
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CPS	New York Stock Exchange
Preferred Stock Purchase Rights	-	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2025, Cooper-Standard Holdings Inc. (the “Company”) entered into the First Amendment to the Section 382 Rights Agreement (the “First Amendment”), which amends the Section 382 Rights Agreement, dated as of November 7, 2022, by and between the Company and Broadridge Corporate Issuer Solutions, LLC (as successor-in-interest to Broadridge Corporate Issuer Solutions, Inc.), as Rights Agent (the “Rights Agreement”). Pursuant to the terms of the First Amendment, effective immediately as of September 12, 2025, the Company amended the Rights Agreement to extend the Final Expiration Date (as defined in the Rights Agreement) of the rights issued pursuant to the Rights Agreement from the close of business on November 6, 2025, to the close of business on November 5, 2026. Except for the extension of the Final Expiration Date, the Rights Agreement otherwise remains unmodified.

The First Amendment has been adopted because the Company’s board of directors believes that it is in the best interests of the Company and its stockholders to extend the Final Expiration Date as set forth in the First Amendment.

The foregoing summary of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the First Amendment, a copy of which have been filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

4.1
First Amendment to Section 382 Rights Agreement, dated as of September 12, 2025, by and between Cooper-Standard Holdings Inc. and Broadridge Corporate Issuer Solutions, LLC (as successor-in-interest to Broadridge Corporate Issuer Solutions, Inc.).

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Cooper-Standard Holdings Inc.

/S/ MARYANN PETERSON KANARY
Name:	MaryAnn Peterson Kanary
Title:	Senior Vice President, Chief Legal Officer and Secretary
Date: September 12, 2025